                      FIRST AMENDMENT TO VENDOR FORBEARANCE
                            AND STANDSTILL AGREEMENT
                            ------------------------


     This FIRST AMENDMENT TO VENDOR FORBEARANCE AND STANDSTILL AGREEMENT (this "Amendment") is entered into as of this 24th day of November, 1999, by and among Party City Corporation (the "Company") and each vendor that has executed a signature page hereto that has been accepted by the Company in accordance with the terms set forth in Section 11(a) below (each, a "Vendor," and collectively, the "Vendors").


                                    RECITALS
                                    --------

     A. The Company and the Vendors are parties to a Vendor Forbearance and Standstill Agreement dated August 16, 1999 (the "Agreement").

     B. The Company has failed to make certain payments that were required to be made on November 15, 1999 pursuant to the Agreement and certain Trade Notes that were delivered to the Vendors pursuant to the Agreement.

     C. The Company and the Vendors have agreed to amend the Agreement and the Trade Notes, on the terms and conditions set forth herein.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Vendors, intending to be bound, agree as follows:

     1. Definitions.

               a. Capitalized terms used in this Amendment and not otherwise defined shall have the same meaning as in the Agreement.

               b. The following terms used in this Amendment shall have the following meanings:

                    "Amendment Effective Date" shall have the meaning given to it in Section 7 below.

                    "Extended Payment Date" shall mean the earliest to occur of
               (a) the Termination Date and (b) the Refinancing Date.

                    "Intercreditor Agreement" shall mean that certain
               Intercreditor Agreement between and among the Bank Group, certain of the Vendors, the Vendor Agent and the other parties named therein dated as of July 1, 1999.

                    "Interest Claim" shall mean, for any Vendor, the Vendor's
               claim for any interest accrued and unpaid on each Vendor's Trade Note.

                    "Investors" shall have the same meaning as in the
               Intercreditor Agreement.

                    "Net Vendor Claim" shall mean, for each Vendor, that portion of such Vendor's Vendor Claim that exceeds the principal amount of such Vendor's Trade Note as of the Amendment Effective Date, minus any rebates or offsets to which the Company is entitled. The Net Vendor Claim shall not include the Vendor's Interest Claim.

                    "Refinancing" shall mean any transaction pursuant to which the Company refinances the Bank Debt.

                    "Refinancing Date" shall mean the effective date of any
               Refinancing.

                    "Remaining Principal" shall mean, for any Vendor, the
               Vendor's claim for that portion of each Vendor's Trade Note that is payable pursuant to Section 2(a)(ii) hereof.

                    "Seasonal Purchases" shall have the same meaning as in the
               Seasonal Vendor Security Agreement.

                    "Seasonal Trade Credit" shall have the same meaning as in
               the Seasonal Vendor Security Agreement.

                    "Vendor Agent" shall mean Zahn Associates, Inc., in its
               capacity as agent under the Intercreditor Agreement.

               c. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Amendment unless otherwise specifically provided. Any of the terms defined in Section 1(b) may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     2. Amendments to Repayment Terms of Trade Notes; Deferral of Additional Amount.

               a. Effective as of the Amendment Effective Date, each of the Vendors agrees that its Trade Note shall be deemed to have been amended to incorporate the following repayment terms:

                    (i) Fifty percent (50%) of the principal amount of the Trade
               Note shall be due and payable on November 24, 1999;

                    (ii) The remaining principal balance of the Trade Note shall be due and payable on the Extended Payment Date; and

                    (iii) The remaining balance of the Trade Note, consisting of all accrued interest (including interest accrued through November 24, 1999 at the rate of 10% per annum on the amount paid pursuant to subsection 2(a)(i)) shall be due and payable on the Termination Date.

               b. The principal balance of the Trade Note remaining outstanding as reduced by the payments made in accordance with Section 2(a)(i) shall bear interest commencing on November 15, 1999, at the rate of 14% per annum until paid in full; provided, however, that in the event the Company pays the outstanding balance of the Trade Note on or before the Extended Payment Date, the Vendors agree to waive their right to receive interest in excess of 10% per annum on the outstanding balance of the Trade Note.

               c. The Additional Amount shall be payable on the Extended Payment Date.

     3. Conditional Waiver of Events of Default; Reservations of Rights.

               a. Provided that the Amendment Effective Date shall have occurred within the time period provided in Section 7, each Vendor hereby waives any Event of Default that occurred as a result of (i) the Company having failed to make the payments on the Trade Note and the payments of the Additional Amount that were previously required to have been made by November 15, 1999, or (ii) the Company having breached Section 12(l) of the Agreement prior to October 31, 1999.

               b. Except as expressly provided herein, the Agreement and the Trade Notes shall remain in full force and effect and nothing contained herein shall affect any Vendor's rights arising (i) under the Seasonal Vendor Security Agreement, (ii) with respect to any extension of credit made after the Effective Date, (iii) with respect to any payments received by the Vendor from the Company prior to the Amendment Effective Date, or (iv) with respect to its Net Vendor Claim.

               c. Except as provided in Section 4 or as otherwise agreed between the Company and any Vendor, no Vendor shall have any obligation to sell the Company Merchandise after the Amendment Effective Date. To the extent that any Vendor agrees to sell the Company Merchandise after the Amendment Effective Date, such Vendor agrees that (i) it will apply any payment received from the Company after the Amendment Effective Date and prior to the Termination Date (other than payments made (x) on the Trade Note pursuant to Section 2(a), or (y) on account of Seasonal Purchases) first to the oldest portion of its Net Vendor Claim and (ii) for Merchandise purchased in connection with the Seasonal Vendor Security Agreement, it will use commercially reasonable efforts to complete shipping of such Merchandise within (5) business days after such Vendor's receipt of appropriate notice and a payment equal to seventy percent (70%) of the purchase price for such Merchandise. Any credit extended by any Vendor after the Amendment Effective Date pursuant to clause (i) of the preceding sentence shall be referred to herein as "Discretionary Credit." For all Merchandise purchased on credit, each Vendor agrees to use its reasonable best efforts to ship Merchandise in accordance with customary business practices.

               d. Subsection 2(f) of the Agreement is deleted in its entirety.

     4. Vendor's Agreement to Extend Additional Trade Credit.

               a. Each Vendor agrees to extend additional trade credit ("Future Trade Credit") to the Company in an amount equal to the amount of its Net Vendor Claim as of the Amendment Effective Date for purchases of new Merchandise through December 31, 2000 with terms of 105 days for purchase orders placed for immediate delivery prior to July 1, 2000, and terms of 90 days thereafter, subject to the following conditions:

                    (i) All payments due on such Vendor's Trade Note shall have been timely made;

                    (ii) The Company shall not have breached any of its
               obligations to such Vendor with respect to any Seasonal Trade Credit, Discretionary Credit, or Future Trade Credit owed to such Vendor.

                    (iii) No event shall have occurred that would constitute an
               Event of Default under Section 10(h) of the Agreement if such event were to have occurred prior to the Termination Date; and

                    (iv) The aggregate amount of the Company's indebtedness to the Vendor (exclusive of Seasonal Trade Credit, but including any Future Trade Credit, Discretionary Credit, and any Existing Trade Debt owed to the Vendor) shall not exceed (x) prior to the Extended Payment Date, the aggregate amount of the Vendor's Net Vendor Claim and Remaining Principal, and (y) after the Extended Payment Date, the amount of the Vendor's Net Vendor Claim.

                    (v) Nothing in the Agreement or this Amendment, and no
               course of dealing established for so long as the Agreement or this Amendment are in effect, shall obligate any Vendor to extend credit to the Company after December 31, 2000.

     5. Conditions Precedent to Each Vendor's Obligations. The Amendment Effective Date shall not occur and this Agreement shall not become effective until satisfaction or express waiver of the following conditions:

               a. The Company shall have timely made the payment in good funds to each Vendor as provided in Section 2(a)(i).

               b. The Company, the Bank Group, the Vendors, and the Investors shall have entered into a consent with respect to the Intercreditor Agreement and the Seasonal Vendor Security Agreement to (i) acknowledge and approve the terms of this

          Amendment, (ii) address any deferred or disputed portions of outstanding Seasonal Trade Credit, and (iii) provide for the continuation of the protections for Seasonal Trade Credit that are provided for in the Seasonal Vendor Security Agreement and the Intercreditor Agreement.

               c. The Company shall have provided a retainer of at least $25,000 to the counsel for the Vendor Agent.

               d. After giving effect to the transactions contemplated by this Agreement, no Event of Default shall exist under the Agreement.

               e. The Company shall have accepted the signature page of each Vendor that is a member of the Vendor Group as set forth in Section 11(a).

     6. Conditions Precedent to the Company's Obligations. The Amendment Effective Date shall not occur and this Agreement shall not become effective until satisfaction or express waiver of the following conditions:

               a. Each of the Vendors that signed the Agreement shall have executed and delivered an original counterpart of this Agreement to the Company.

     7. The Amendment Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the conditions set forth in Sections 5 and 6 have been satisfied or waived by the party(ies) for whose benefit they are intended; provided that, if the Amendment Effective Date does not occur on or prior to November 24, 1999 (as such date may be extended in writing by the mutual agreement of the parties hereto), this Amendment shall be deemed null and void and neither the Company nor any of the Vendors shall be deemed to be obligated hereunder.

     8. Representations and Warranties of the Company. As a material inducement to the Vendors to enter into the transactions contemplated hereby, the Company represents and warrants to each of the Vendors as follows:

               a. This Amendment has been duly authorized, executed and delivered by the Company, is a legally valid and binding agreement and is enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

               b. The execution, delivery and performance by the Company of this Amendment do not and will not (i) violate any provisions of any law or any governmental rule or regulation applicable to the Company, the Company's governing documents or any order, judgment or decree of any court or other agency of government binding on the Company, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or contract of the Company, or (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of the Company except as expressly contemplated hereby.

     9. Representations and Warranties of the Vendors. As a material inducement to the Company to enter into the transactions contemplated hereby, each of the Vendors severally represents and warrants to the Company as follows:

               a. This Amendment has been duly authorized, executed and delivered by such Vendor, is a legally valid and binding agreement and is enforceable against such Vendor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

               b. The execution, delivery and performance by such Vendor of this Amendment do not and will not (i) violate any provisions of any law or any governmental rule or regulation applicable to such Vendor, such Vendor's governing documents or any order, judgment or decree of any court or other agency of government binding on such Vendor, or (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or contract of such Vendor.

     10. Covenants of the Company. The Company covenants and agrees as follows:

               a. The Company shall simultaneously provide Latham & Watkins and E&Y Restructuring LLC ("EYR"), the Vendor Group's advisors, with periodic reports on efforts to effectuate a Refinancing.

               b. The Company shall provide EYR with access on a reasonable, confidential basis to information that the Company makes available to any prospective sources of a Refinancing.

               c. The Company shall provide notice to each Vendor of the occurrence of an Event of Default as to any Vendor or Vendors promptly after becoming aware thereof.

     11. Miscellaneous Provisions.

               a. This Amendment shall not become binding as to any Vendor unless and until (i) such Vendor has completed, executed and delivered to the Company a signature page to this Agreement and (ii) the Company has manifested its acceptance of such signature page by executing in the space provided thereon and returning an original executed counterpart thereof to such Vendor. Simultaneously with returning an accepted signature page to any Vendor, the Company shall forward a copy of such signature page to EYR and Latham & Watkins at the addresses set forth in the Agreement, provided that the name and address for EYR is hereby amended as follows:

                             E & Y Restructuring LLC
                             1133 Avenue of the Americas
                             New York, New York 10036

          Upon request from any Vendor, the Company shall provide such Vendor with a list of all Vendors who are party hereto; provided, however, that the Company will keep confidential the amount of each individual Vendor Claim.

               b. The Company hereby acknowledges that it has been represented by counsel of its choice in negotiating, executing and delivering this Amendment and the Trade Notes. The Vendors acknowledge that Latham & Watkins has acted as counsel and EYR has acted as financial advisor to the Vendor Group but neither Latham & Watkins nor EYR has represented any individual Vendor in connection with the negotiation, execution and delivery of this Amendment. Each Vendor acknowledges that it has had the opportunity to obtain independent legal advice from counsel of its choice.

               c. All references in the Agreement to Ernst & Young shall hereafter be deemed to be references to EYR.

               d. The second sentence of Section 12.b of the Agreement is deleted in its entirety and the following sentence is inserted in lieu thereof: "The Company further agrees to pay on demand all reasonable fees and expenses of Latham & Watkins, counsel to the Vendor Group, and EYR, financial advisor to the Vendor Group, from the Effective Date through the Termination Date."

               e. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               f. Time is of the essence of this Amendment and all of the terms, provisions, covenants and conditions hereof.

               g. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November ___, 1999                AMSCAN INC.

                                        By: /s/ James M. Harrison
                                            ------------------------------
                                        Name:  James M. Harrison
                                        Title: President


Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 22, 1999                 BUNZL DISTRIBUTION USA, INC.

                                        By: /s/ Jeff A. Earnhart
                                            ------------------------------
                                        Name:  Jeff A. Earnhart
                                        Title: EVP

                                        Notice Address:
                                        701 Emerson Road, Suite 500
                                        St. Louis, MO  63191
                                        Attn: Daniel J. Lett, Esq.
                                        Facsimile: (319) 817-1548


Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 19, 1999                 CREATIVE EXPRESSIONS GROUP, INC.

                                        By: /s/ Jon M. McLain
                                            ------------------------------
                                        Name:  Jon M. McLain
                                        Title: VP and GM

                                        Notice Address:
                                        Creative Expressions Group, Inc.
                                        7240 Shadeland Station #300
                                        Indianapolis, IN  46256
                                        Attn: Jon M. McLain
                                        Facsimile: (317) 841-2608

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 19, 1999                 EASTER UNLIMITED, INC. AND
                                        FUNWORLD DIVISION OF EASTER
                                        UNLIMITED, INC.

                                        By: /s/ Stanley Geller
                                            ------------------------------
                                        Name:  Stanley Geller
                                        Title: President

                                        Notice Address:
                                        80 Voice Road
                                        Carle Place, NY  11514
                                        Attn: Stanley Geller
                                        Facsimile: (516) 873-9005

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 19, 1999                 MARYLAND PLASTICS, INC.

                                        By: /s/ John A. Sofer, Jr.
                                            ------------------------------
                                        Name:  John A. Sofer, Jr.
                                        Title: Controller


Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 22, 1999                 PLASTICS, INC.

                                        By: /s/ Frank Biller
                                            ------------------------------
                                        Name:  Frank Biller
                                        Title: President and General Manager

                                        Notice Address:
                                        900 Apollo Road
                                        Eagan, MN  55121
                                        Attn: Controller
                                        Facsimile: (651) 229-5470

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 19, 1999                 RUBIE'S COSTUME CO., INC.

                                        By: /s/ Marc P. Beige
                                            ------------------------------
                                        Name:  Marc P. Beige
                                        Title: President

                                        Notice Address:
                                        One Rubie Plaza
                                        Richmond Hill, NY  11418
                                        Attn: Marc P. Beige
                                        Facsimile: (718) 441-1415 or
                                                   (718) 846-0716

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 22, 1999                THE BEISTLE COMPANY

                                       By: /s/ Patricia D. Lacy
                                           ------------------------------
                                       Name:  Patricia D. Lacy
                                       Title: Vice President

                                       Notice Address:
                                       1 Beistle Plaza, PO Box 10
                                       Shippensburg, PA 17257
                                       Attn: Patricia Lacy
                                       Facsimile: (717) 552-7299

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 22, 1999                 TURN UP THE MUSIC, INC.

                                        By: /s/ Sheldon J. Isaacs
                                            ------------------------------
                                        Name:  Sheldon J. Isaacs
                                        Title: Exec. VP-COO

                                        Notice Address:
                                        708 Colfax Ave.
                                        Kenilworth, NJ  07033
                                        Attn: Sheldon J. Isaacs
                                        Facsimile: (908) 620-0934

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November 22, 1999                 U.S. BALLOON MFG. CO., INC.

                                        By: /s/ Michael Isaacs
                                            ------------------------------
                                        Name:  Michael Isaacs
                                        Title: Pres.

                                        Notice Address:
                                        140 58 St.
                                        Bklyn, NY  11220
                                        Attn: M. Isaacs
                                        Facsimile: (718) 492-9566

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Vendor Forbearance and Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date: November ___, 1999                UNIQUE INDUSTRIES, INC.

                                        By: /s/ Everett Novak
                                            ------------------------------
                                        Name:  E. Novak
                                        Title: Chief Executive Officer

                                        Notice Address:
                                        2400 S. Weccacoe Avenue
                                        Philadelphia, PA  19148
                                        Attn:
                                        Facsimile: (215) 336-2006

Agreed to and Accepted.
Date: November 29, 1999

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer